SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                         First Federal Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                            0-25509               42-1485449
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(State or other jurisdiction)       (Commission File No.)   (I.R.S. Employer
 of incorporation)                                           Identification No.)


Address of principal executive offices:329 Pierce Street, Sioux City, Iowa 51101
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Registrant's telephone number, including area code:  (712) 277-0200
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                                 Not Applicable
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          (Former name or former address if changed since last report)

Item 5.  Other Events

     First Federal Bankshares, Inc. (the "Company") announced that it is commencing a share repurchase program. The program calls for the repurchase of up to 426,000 shares, or approximately 10% of the shares outstanding, in open market purchases. The shares will be held as treasury stock, and will be available for general corporate purposes. Please see Press Release dated August 14, 2002, a copy of which is included as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.


DATE:  August 20, 2002              By:
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                                       Barry Backhaus
                                       President and Chief Executive Officer